Exhibit 99.2

CION Investment Corporation Second Quarter 2025 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, August 7 , 2025 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2025 that was filed with the Securities and Exchange Commission (the “SEC”) on August 7 , 2025 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of tariffs and trade disputes with other countries, changes in inflation, high interest rates and the risk of recession on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 1. The discussion of the investment portfolio excludes short term investments. Second Quarter and Other Highlights – Ended June 30, 2025 • Net investment income and earnings per share for the quarter ended June 30 , 2025 were $ 0 . 32 per share and $ 0 . 52 per share, respectively ; • Net asset value per share was $ 14 . 50 as of June 30 , 2025 compared to $ 14 . 28 as of March 31 , 2025 , an increase of $ 0 . 22 per share, or 1 . 5% . The increase was primarily due to mark - to - market price increases to the Company’s portfolio during the quarter ended June 30 , 2025 ; • As of June 30 , 2025 , the Company had $ 1 . 12 billion of total principal amount of debt outstanding, of which 38 % was comprised of senior secured bank debt and 62 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 39 x as of both periods ended June 30 , 2025 and March 31 , 2025 ; • As of June 30 , 2025 , the Company had total investments at fair value of $ 1 . 77 billion in 99 portfolio companies across 24 industries . The investment portfolio was comprised of 85 . 1 % senior secured loans, including 85 . 0 % in first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 29 million, funded previously unfunded commitments of $ 10 million, and had sales and repayments totaling $ 88 million, resulting in a net decrease to the Company's funded portfolio of $ 49 million ; • As of June 30 , 2025 , investments on non - accrual status amounted to 1 . 37 % and 3 . 03 % of the total investment portfolio at fair value and amortized cost, respectively, from 1 . 20 % and 3 . 16% , respectively, as of March 31 , 2025 ; • During the quarter, the Company repurchased 699 , 565 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 37 per share for a total repurchase amount of $ 6 . 6 million . Through June 30 , 2025 , the Company repurchased a total of 4 , 654 , 598 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 10 . 11 per share for a total repurchase amount of $ 47 . 0 million ; and • On August 5 , 2025 , the Company’s board of directors, including the independent directors, increased the amount of shares of the Company’s common stock that may be repurchased under the Company’s share repurchase policy by $ 20 million to up to an aggregate of $ 80 million . DISTRIBUTIONS • For the quarter ended June 30 , 2025 , the Company paid a quarterly base distribution totaling $ 18 . 9 million, or $ 0 . 36 per share, on June 16 , 2025 to shareholders of record as of June 2 , 2025 ; and • On August 4 , 2025 , the Company’s co - chief executive officers declared a third quarter 2025 base distribution of $ 0 . 36 per share, payable on September 16 , 2025 to shareholders of record as of September 2 , 2025 .

# Selected Financial Highlights

| ($ in millions) | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 |
|---|---|---|---|---|---|
| Investment portfolio, at fair value[1] | $1,766 | $1,792 | $1,820 | $1,753 | $1,823 |
| Total debt outstanding[2] | $1,117 | $1,117 | $1,117 | $1,070 | $1,070 |
| Net assets | $759 | $757 | $821 | $839 | $861 |
| Debt-to-equity | 1.47x | 1.48x | 1.36x | 1.28x | 1.24x |
| Net debt-to-equity | 1.39x | 1.39x | 1.27x | 1.18x | 1.13x |
| | | | | | |
| Total investment income | $52.2 | $56.1 | $57.9 | $59.6 | $61.4 |
| Net investment income | $16.9 | $19.3 | $18.7 | $21.6 | $23.0 |
| Net realized and unrealized gains (losses) | $10.4 | $(62.0) | $(13.2) | $(22.0) | $(0.6) |
| Net increase (decrease) in net assets resulting from operations | $27.3 | $(42.7) | $5.5 | $(0.4) | $22.4 |
| **Per Share Data** | | | | | |
| Net asset value per share | $14.50 | $14.28 | $15.43 | $15.73 | $16.08 |
| Net investment income per share | $0.32 | $0.36 | $0.35 | $0.40 | $0.43 |
| Net realized and unrealized gains (losses) per share | $0.20 | $(1.16) | $(0.25) | $(0.41) | $(0.01) |
| Earnings per share | $0.52 | $(0.80) | $0.10 | $(0.01) | $0.42 |
| Distributions declared per share[3] | $0.36 | $0.36 | $0.41 | $0.36 | $0.41 |

1. The discussion of the investment portfolio excludes short term investments.
2. Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs.
3. Includes a supplemental distribution of $0.05 per share during the quarter ended June 30, 2024 and a special distribution of $0.05 per share during the quarter ended December 31, 2024.

CION INVESTMENTS

4

Investment Activity • New investment commitments for the quarter were $41 million, of which $29 million were funded and $12 million were unfunded. • New investment commitments were made across 10 existing portfolio companies. • Fundings of previously unfunded commitments for the quarter were $10 million. • Sales and repayments totaled $88 million for the quarter, which included the full exit of investments in 5 portfolio companie s. Note - The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, whi ch may be shorter than the loan’s maturity date. 5 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 ($ in millions) $148 $97 $106 $65 $41 New investment commitments $137 $78 $100 $55 $29 Funded $11 $19 $6 $10 $12 Unfunded $10 $15 $12 $10 $10 Fundings of previously unfunded commitments $(77) $(129) $(47) $(36) $(86) Repayments $0 $(25) $(1) $(13) $(2) Sales $70 $(61) $64 $16 $(49) Net funded investment activity 107 103 105 104 99 Total Portfolio Companies

6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 94% 96% 99% 1% 93% 7% 85% 14% 0%* 0%* 1% 0%* 0%* 0%* 0%* 0%* 0%* 0%* 87% 0%* 12% 86% 13% 1% 85% 84% 1% 14% 15% 1% 1% 100% 2% 5% 1% 2%

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q2 2025 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments 1. The discussion of the investment portfolio excludes short term investments. * - Less than 1%. Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Rating 1.3% 0.6% 2.0% 2.3% 3.2% 1 88.3% 85.7% 85.8% 86.1% 83.4% 2 9.0% 11.8% 10.6% 10.3% 11.6% 3 1.1% 1.5% 1.3% 0.9% 1.4% 4 0.3% 0.4% 0.3% 0.4% 0.4% 5 100.0% 100.0% 100.0% 100.0% 100.0% Total

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 8 (1) See endnote 4 in our press release filed with the SEC on August 7 , 2025 . (2) See endnote 5 in our press release filed with the SEC on August 7 , 2025 . (3) See endnote 6 in our press release filed with the SEC on August 7 , 2025 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of June 30, 2025) (4) Investment Portfolio $1,830.8 million Total investments and unfunded commitments $64.8 million Unfunded commitments $1,766.0 million Investments at fair value 12.35 % Yield on debt and other income producing investments at amortized cost (1) 12.84 % Yield on performing loans at amortized cost (1) 10.99 % Yield on total investments at amortized cost Portfolio Companies 99 Number of portfolio companies 5.64x Weighted average leverage (net debt/EBITDA) (2) 1.93x Weighted average interest coverage (2) $34.6 million Median EBITDA (3) Industry Diversification (4) % of Investment Portfolio Industry 15.2 % Services: Business 11.2 % Healthcare & Pharmaceuticals 8.9 % Retail 7.8 % Energy: Oil & Gas 7.5 % Media: Diversified & Production 49.4 % Other (≤ 6.4% each) 85.1% Senior Secured Debt Investments

# Quarterly Operating Results

| All figures in thousands, except share and per share data | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 |
|---|---|---|---|---|---|
| Investment income | | | | | |
| Interest income[1] | $ 48,881 | $ 51,394 | $ 51,364 | $ 53,390 | $ 53,863 |
| Dividend income | 1,651 | 697 | 653 | 434 | 5,152 |
| Fee income | 1,712 | 3,983 | 5,877 | 5,803 | 2,342 |
| **Total investment income** | **$ 52,244** | **$ 56,074** | **$ 57,894** | **$ 59,627** | **$ 61,357** |
| Expenses | | | | | |
| Management fees | $ 6,497 | $ 6,625 | $ 6,762 | $ 6,854 | $ 6,841 |
| Interest and other debt expenses | 22,637 | 22,998 | 25,244 | 23,551 | 23,773 |
| Incentive fees | 3,589 | 4,084 | 3,963 | 4,586 | 4,871 |
| Other operating expenses | 2,589 | 3,115 | 3,120 | 3,039 | 2,905 |
| **Total expenses before taxes** | **$ 35,312** | **$ 36,822** | **$ 39,089** | **$ 38,030** | **$ 38,390** |
| Income tax expense (benefit), including excise tax | 10 | — | 119 | (21) | 4 |
| **Net investment income after taxes** | **$ 16,922** | **$ 19,252** | **$ 18,686** | **$ 21,618** | **$ 22,963** |
| | | | | | |
| Net realized gain (loss) and unrealized appreciation (depreciation) on investments | | | | | |
| Net realized (loss) gain | $ (32,376) | $ 2,294 | $ (2,238) | $ 3,938 | $ (20,277) |
| Net change in unrealized appreciation (depreciation) | 42,770 | (64,251) | (10,990) | (25,935) | 19,692 |
| **Net realized and unrealized gains (losses)** | **$ 10,394** | **$ (61,957)** | **$ (13,228)** | **$ (21,997)** | **$ (585)** |
| **Net increase (decrease) in net assets resulting from operations** | **$ 27,316** | **$ (42,705)** | **$ 5,458** | **$ (379)** | **$ 22,378** |
| | | | | | |
| Per share data | | | | | |
| Net investment income | $ 0.32 | $ 0.36 | $ 0.35 | $ 0.40 | $ 0.43 |
| Net realized gain (loss) and unrealized appreciation (depreciation) on investments | $ 0.20 | $ (1.16) | $ (0.25) | $ (0.41) | $ (0.01) |
| Earnings per share | $ 0.52 | $ (0.80) | $ 0.10 | $ (0.01) | $ 0.42 |
| Distributions declared per share[2] | $ 0.36 | $ 0.36 | $ 0.41 | $ 0.36 | $ 0.41 |
| Weighted average shares outstanding | 52,628,784 | 53,073,211 | 53,268,577 | 53,439,316 | 53,595,624 |
| Shares outstanding, end of period | 52,303,842 | 53,003,407 | 53,189,269 | 53,359,886 | 53,525,623 |

1. Includes certain prepayment fees, exit fees, accelerated OID and paid-in-kind interest income.
2. Include a supplemental distribution of $0.05 per share during the quarter ended June 30, 2024 and a special distribution of $0.05 per share during the quarter ended December 31, 2024.

CION INVESTMENTS

9

Quarterly Balance Sheet 10 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 All figures in thousands, except per share data and asset coverage ratio Assets $ 1,906,125 $ 1,806,229 $ 1,888,688 $ 1,845,660 $ 1,824,628 Investments, at fair value 9,798 29,765 7,670 7,720 6,533 Cash 40,841 49,446 45,140 40,863 45,246 Interest receivable on investments 2,631 28,604 2,965 1,047 3,408 Receivable due on investments sold 129 76 — — — Dividend receivable on investments 942 1,501 1,265 1,033 966 Prepaid expenses and other assets $ 1,960,466 $ 1,915,621 $ 1,945,728 $ 1,896,323 $ 1,880,781 Total Assets Liabilities & Net Assets $ 1,061,710 $ 1,054,919 $ 1,099,187 $ 1,099,776 $ 1,101,640 Financing arrangements (net of debt issuance costs) (1) 11,789 — 1,019 1,896 4 Payable for investments purchased 1,031 1,316 1,034 990 1,178 Accounts payable and accrued expenses 9,614 7,201 8,244 6,475 7,866 Interest payable 6,841 6,854 6,761 6,625 6,497 Accrued management fees 4,871 4,586 3,964 4,084 3,589 Accrued subordinated incentive fee on income 1,128 1,515 2,006 544 1,263 Accrued administrative services expense — 40 40 — 134 Share repurchase payable 2,676 — 2,663 19,149 — Shareholder distribution payable $ 1,099,660 $ 1,076,431 $ 1,124,918 $ 1,139,539 $ 1,122,171 Total Liabilities $ 860,806 $ 839,190 $ 820,810 $ 756,784 $ 758,610 Total Net Assets $ 1,960,466 $ 1,915,621 $ 1,945,728 $ 1,896,323 $ 1,880,781 Total Liabilities and Net Assets $ 16.08 $ 15.73 $ 15.43 $ 14.28 $ 14.50 Net Asset Value per share 1.80 1.78 1.73 1.68 1.68 Asset coverage ratio (2) 1. The Company had debt issuance costs of $ 15 , 704 as of June 30 , 2025 , $ 17 , 568 as of March 31 , 2025 , $ 18 , 156 as of December 31 , 2024 , $ 14 , 925 as of September 30 , 2024 and $ 8 , 134 as of June 30 , 2024 . 2. Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

11 Q2 2025 Net Asset Value Bridge Per Share Data

12 Maturity Date Interest Rate Principal Amount Outstanding Total Commitment Amount 6/15/2027 S + 2.55% (2) $325 $406 JPM Credit Facility 12/30/2029 7.50% 173 173 Unsecured Notes, 2029 (1) 2/13/2028 S + 2.75% 100 125 UBS Credit Facility 2/11/2026 4.50% 125 125 Unsecured Notes, 2026 (1) 8/31/2026 S + 3.82% 115 115 Series A Unsecured Notes, 2026 (1) 11/8/2027 S + 4.75% 100 100 Unsecured Notes, Tranche A 2027 (1) 11/8/2027 S + 3.90% 100 100 Unsecured Notes, Tranche B, 2027 (1) 4/27/2027 S + 3.50% 50 50 2022 Unsecured Term Loan (1) 9/30/2027 S + 3.80% 30 30 2024 Unsecured Term Loan (1) 7.5% $1,117 $1,224 Total Debt Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $106 million in available capacity within existing senior secured facilities 1. Investment grade credit rating. 2. The Company pays an annual administrative fee of 0.20% on JPM's total financing commitment.

13 Distribution Per Share and Distribution Coverage 1 1. Includes special and/or supplemental distributions of $0.05, $0.20. $0.05 and $0.05 per share during Q3 2023, Q4 2023, Q2 202 4 a nd Q4 2024, respectively. Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 $0.32 $0.36 $0.35 $0.40 $0.43 $0.60 $0.40 $0.55 Net Investment Income (per share) $0.36 $0.36 $0.41(1) $0.36 $0.41(1) $0.34 $0.54(1) $0.39(1) Distribution (per share) 0.89x 1.00x 0.85x 1.11x 1.05x 1.76x 0.74x 1.41x Distribution coverage